UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                            Biotech HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

          DELAWARE                   001-15044                  13-5674085
      (State or other          Commission File Number        (I.R.S. Employer
      jurisdiction of                                      Identification No.)
       incorporation)
                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Biotech HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director

                                 EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Biotech HOLDRS Trust Prospectus Supplement dated December 31, 2006 to
       Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                               EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-89355

                           [LOGO: HOLDRS(SM) Biotech]

                        1,000,000,000 Depositary Receipts
                            BIOTECH HOLDRS (SM) TRUST

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Biotech HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Biotech HOLDRS" section of the base prospectus shall be replaced with the following:

                                                          Primary
                                                 Share    Trading
Name of Company                        Ticker   Amounts   Market
------------------------------------   ------   -------   -------
Affymetrix, Inc.                        AFFX          4   NASDAQ
Alkermes, Inc.                          ALKS          4   NASDAQ
Amgen Inc.                              AMGN      64.48   NASDAQ
Applera Corporation-
 -Applied Biosystems Group*             ABI          18    NYSE
Applera Corporation--Celera Genomics
Group*                                  CRA           4    NYSE
Biogen IDEC Inc.                        BIIB      26.95   NASDAQ
Enzon Pharmaceuticals, Inc.             ENZN          3   NASDAQ
Genentech, Inc.                         DNA          88    NYSE
Genzyme Corporation                     GENZ         14   NASDAQ
Gilead Sciences, Inc.                   GILD         32   NASDAQ
Human Genome Sciences, Inc.             HGSI          8   NASDAQ
ICOS Corporation                        ICOS          4   NASDAQ
MedImmune, Inc.                         MEDI         15   NASDAQ
Millennium Pharmaceuticals, Inc.        MLNM         12   NASDAQ
QLT Inc.                                QLTI          5   NASDAQ
Sepracor Inc.                           SEPR          6   NASDAQ
Shire p.l.c.                           SHPGY     6.8271   NASDAQ

* The securities of this company trade as a tracking stock. Please see "Risk Factors" and the business description in Annex A for additional information relating to an investment in tracking stock.

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

      The date of this prospectus supplement is December 31, 2006.